Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

SoFi Gig Economy ETF (GIGE)

listed on The Nasdaq Stock Market, LLC

Supplement dated July 22, 2022

to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated June 28, 2022

At the request of the investment adviser to the SoFi Gig Economy ETF (the “Fund”), the Board of Trustees of Tidal ETF Trust approved a change in the Fund’s name to the “SoFi Be Your Own Boss ETF.” The name change will be effective August 9, 2022. Accordingly, all references to the Fund’s current name in the Prospectus, Summary Prospectus, and SAI are hereby replaced with the new name.

In addition, as of August 9, 2022, the Fund’s ticker symbol will change as follows:

Current Ticker Symbol (through August 8, 2022)		New Ticker Symbol (effective August 9, 2022)
GIGE	⇒	BYOB

There will be no changes to the Fund’s investment objective, principal investment strategies, or portfolio management as a result of the Fund’s name change.

* * * * *

For more information, please contact the Fund at (877) 358-0096.

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.